Fair Value Measurements	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurements

NOTE 10. FAIR VALUE MEASUREMENTS

The carrying amount and estimated fair values of our financial assets and liabilities, which include related current portions, were as follows:

	December 31, 2016		December 31, 2015
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Cash and cash equivalents (1)	$160,596	$160,596	$86,709	$86,709
Interest rate swaps (2)	(9,803)	(9,803)	(11,440)	(11,440)
Long-term debt (3) (4)	1,699,950	1,716,815	1,712,099	1,675,760

(1)	Classified as Level 1 under the fair value hierarchy.
(2)	Classified as Level 2 under the fair value hierarchy.
(3)	Classified as Level 3 under the fair value hierarchy.
(4)	Carrying amount includes deferred debt issuance costs of $18.5 million and $22.4 million as of December 31, 2016 and 2015, respectively.

We believe the carrying amounts of our cash and cash equivalents approximated fair value as of December 31, 2016 and December 31, 2015, as applicable. Our estimates of the fair values were determined using available market information and valuation methods appropriate in the circumstances. Considerable judgment is necessary to interpret market data and develop estimated fair values. Proper placement of fair value measurements within the valuation hierarchy is considered each reporting period. The use of different market assumptions or estimation methods may have a material effect on the estimated fair value amounts.

The fair values of interest rate swaps are determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each instrument. This analysis reflects the contractual terms of the agreements, including the period to maturity, and uses observable market-based inputs, including forward interest rate curves. We incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty’s nonperformance risk in the fair value measurements.

We estimate the fair value of our long-term debt using discounted cash flow analysis based on current market inputs for similar types of arrangements. The primary sensitivity in these calculations is based on the selection of appropriate discount rates. We estimated the discount rate to be approximately 3.7% and 4.4%, as of December 31, 2016 and December 31, 2015, respectively. Fluctuations in these assumptions will result in different estimates of fair value.

We test long-lived assets for impairment if events or changes in circumstances indicate that the asset might be impaired. The following fair value hierarchy table presents information about assets measured at fair value on a nonrecurring basis and related impairment charges during the years ended December 31, 2016 and 2015:

December 31, 2016	Level 1	Level 2	Level 3	Total Fair Value	Impairment Charge
	(in thousands)
Owned Hotels identified for possible sale	$—	$—	$227,816	$227,816	$94,087
Assets Held for Sale (1)	—	—	29,544	29,544	6,661
2 Owned Hotels	—	—	6,725	6,725	3,510
	$—	$—	$264,085	$264,085	$104,258
(1)

Assets Held for Sale include a restaurant parcel that was designated as held for sale in the third quarter of 2015, in addition to the five Owned Hotels that the Company entered into an agreement to sell during 2016. The impairment charge for Assets Held for Sale is related to updating the fair value to be net of estimated transaction cost.

December 31, 2015	Level 1	Level 2	Level 3	Total Fair Value	Impairment Charge
	(in thousands)
24 Owned Hotels Held for Sale (1)	$—	$—	$34,498	$34,498	$43,382
1 Owned Hotel	—	—	2,422	2,422	5,103
1 Owned Restaurant Parcel	—	—	1,025	1,025	1,636
	$—	$—	$37,945	$37,945	$50,121

(1)

During 2015, we sold 11 of the 24 hotels that were designated as assets held for sale in the third quarter of 2015. The remaining 13 hotels are included in assets held for sale as of December 31, 2015, and were sold during 2016.

24 Owned Hotels identified for sale in 2015

During 2015, we identified a portfolio of 24 hotels where it became more likely than not the hotels would be sold significantly before the end of the previously estimated useful life. We recorded an impairment charge of $42.5 million to adjust the carrying value of these assets to their estimated fair value. The inputs used in determining the fair value for these 24 hotels were based on estimated selling prices ranging from $70.0 million to $75.0 million. During the third quarter of 2015, these assets met the criteria for classification as assets held for sale. In 2015, 11 of these hotels were sold for $34.1 million, net of transaction costs.  In 2016, we recorded additional impairment on the remaining 13 hotels of $1.1 million. During 2016, the remaining 13 of these hotels were sold for $34.4 million, net of transaction costs.

Restaurant Parcel identified for sale in 2015

In 2015, we identified a restaurant parcel for which it became more likely than not the restaurant parcel would be sold significantly before the end of the previously estimated useful life. We recorded an impairment charge of $1.6 million to adjust the carrying value of this restaurant parcel to its estimated fair value. During the third quarter of 2015, this restaurant parcel met the criteria for classification as assets held for sale. The fair value estimate is considered to be Level 3 within the fair value measurement hierarchy. The inputs used in determining the fair value of these assets are based on estimated selling price, less transaction costs.

Approximately 50 Owned Hotels identified as candidates for sale in 2016

In the first quarter of 2016, we identified approximately 50 hotels where it became more likely than not that the holding period will be significantly shorter than the previously estimated useful lives. We recorded an impairment charge of $80.3 million in the first quarter of 2016, to adjust the carrying value of these assets to the lesser of their estimated fair value or carrying value. These assets did not meet the criteria for classification as assets held for sale as of the date of impairment.  The fair value estimate is considered to be Level 3 within the fair value measurement hierarchy. The inputs used in determining the fair value of these approximately 50 hotels are based on multiples of room revenues ranging from 3.70 to 1.50 for the identified assets.

During 2016, we entered into agreements to sell six of the approximately 50 hotels identified in the first quarter of 2016. Three of those hotel sales closed and the remaining three hotels met the criteria for assets held for sale as of December 31, 2016. We recorded an additional impairment charge of $1.6 million to adjust the carrying value of these owned hotels to their estimated fair value including a reduction for transaction costs, with a resulting fair value of approximately $22.3 million.  The fair value estimate is considered to be Level 3 within the fair value measurement hierarchy. The inputs used in determining the fair value of these assets are based on estimated selling price, less transaction costs.  During 2016, we sold three of the hotels for approximately $11.9 million, resulting in a net gain on sale of $0.3 million. One of the remaining three hotels in assets held for sale was sold subsequent to December 31, 2016 for $4.1 million, net of transaction costs.

Additional Hotel Sales

During 2016, we entered into agreements to sell five of our Owned Hotels for approximately $39.4 million, net of estimated transaction costs. We recorded an impairment charge of $17.7 million to adjust the carrying value of these hotels to their estimated fair value. These hotels met the criteria for classification within assets held for sale and three were sold during 2016 for approximately $22.0 million, resulting in a gain on sale of $4.6 million.  The remaining two hotels were sold subsequent to December 31, 2016 for $17.9 million, net of transaction costs.

Additional Impairment

Additionally, during 2016, we identified two hotels where it became more likely than not that the carrying amount would not be recoverable due to a change in market and economic conditions. We recorded an impairment charge of $3.5 million to adjust the carrying value of these hotels to their estimated fair value. The fair value estimate is considered to be Level 3 within the fair value measurement hierarchy. The inputs used in determining the fair value are based on a combination of historical and projected cash flows and other available market information, such as recent sales prices for similar assets.

In the fourth quarter of 2015, we identified a hotel where it became more likely than not that the carrying amount would not be recoverable due to a change in market and economic conditions.  We recorded an impairment charge of $5.1 million to adjust the carrying value of this hotel to its estimated fair value. The fair value estimate is considered to be a Level 3 within the fair value measurement hierarchy. The inputs used in determining the fair value are based on a combination of historical and projected cash flows and other available market information, such as recent sales prices for similar assets.